The Boston Trust & Walden Funds

One Beacon Street

Boston, MA 02108

Boston Trust Asset Management Fund (BTBFX)

Supplement dated March 1, 2018 to the

Prospectus and Statement of Additional Information dated May 1, 2017

Boston Trust Investment Management, Inc., the investment adviser to the Boston Trust Asset Management Fund (the “Adviser”), has agreed to reduce its advisory fee on Fund assets in excess of $500 million.  As a result, effective March 1, 2018, the Fund will pay an advisory fee of 0.75% on the first $500 million of average daily net assets and 0.50% of average daily net assets in excess of $500 million.  As a result of this change, the following revisions to the prospectus and SAI are made effective immediately:

1)                                     The last sentence of the second paragraph of the “Fund Management - The Investment Adviser” section on page 39 of the prospectus is deleted and replaced as follows:

For these advisory services, each of the Funds pays the Adviser an investment advisory fee based on the Fund’s average daily net assets.  Each of the Funds, other than the Boston Trust Asset Management Fund pays the Adviser 0.75% of its average daily net assets.  The Boston Trust Asset Management Fund pays the Adviser 0.75% of the first $500 million of average daily net assets and 0.50% of average daily net assets in excess of $500 million.  The Adviser received investment advisory fees from each Fund equaling 0.75% of each Fund’s average daily net assets during the fiscal period ended December 31, 2016.

2)                                     The first paragraph of the “INVESTMENT ADVISER” section on page 19 of the SAI is deleted and replaced as follows:

Investment advisory and management services are provided to the Funds by Boston Trust Investment Management, Inc. (the “Adviser”), pursuant to an Investment Advisory Agreement dated as of September 30, 2004, as amended March 1, 2018. The Adviser is a wholly-owned subsidiary of Boston Trust & Investment Management Company, a Massachusetts chartered banking and trust company (“Boston Trust”), which in turn is a wholly-owned subsidiary of BTIM Corporation, a bank holding company organized as a Delaware corporation. Under the terms of the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory services as described in the Prospectus of the Funds. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, each Fund pays the Adviser a fee, computed daily and paid monthly, at the following annual rates:

Fund	Investment Advisory Fee
Boston Trust Asset Management Fund	0.75% of the first $500 million of average daily net assets and 0.50% of average daily net assets in excess of $500 million
Boston Trust Equity Fund	0.75% of average daily net assets
Boston Trust Midcap Fund	0.75% of average daily net assets
Boston Trust SMID Cap Fund	0.75% of average daily net assets
Boston Trust Small Cap Fund	0.75% of average daily net assets
Walden Asset Management Fund	0.75% of average daily net assets
Walden Equity Fund	0.75% of average daily net assets
Walden Midcap Fund	0.75% of average daily net assets
Walden SMID Cap Fund	0.75% of average daily net assets
Walden Small Cap Fund	0.75% of average daily net assets
Walden International Equity Fund	0.75% of average daily net assets

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated May 1, 2017 with respect to the Funds.  These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission.  These documents are available upon request and without charge by calling the Fund toll-free at 1-(800) 282-8782, ext. 7050.

Please retain this supplement for future reference.